UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2015

Calmare Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 368-6044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2015, The Board of Directors (the “Board”) of Calmare Therapeutics Incorporated (the “Company”) approved and adopted amendments to the by-laws of the Company, amending the number directors required to be on the Board to three or more, as fixed from time to time by resolution of the board of directors.

On September 18, 2015, the Board fixed the number of directors to seven (7).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on October 15, 2015. Of the 28,395,880 shares of common stock outstanding on the September 16, 2014 record date, a total of 21,634,663 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at that meeting are as follows:

a. To elect seven nominees to serve as directors to hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. Our shareholders voted to elect all seven nominees to serve as directors. Votes recorded, by nominee, were as follows:

Nominee	For	Withheld
Peter Brennan	9,386,597	423,569
VADM Robert T. Conway	8,277,353	1,532,813
Rustin R. Howard	8,192,092	1,618,074
Conrad Mir	8,016,448	1,793,718
Carl D. O’Connell	8,014,892	1,795,274
LCDR Steven Roehrich	8,276,434	1,533,732
Stanley K. Yarbro, Ph. D.	7,484,590	2,325,576

b. To ratify the selection of Mayer Hoffman McMann, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company’s shareholders voted to approve this proposal with 20,796,036 votes “For” and 754,097 votes “Against.” There were 84,530 abstentions.

c. To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million to 100 million Calmare Therapeutics Incorporated. The Company’s shareholders voted to approve this proposal with 13,898,868 votes “For” and 7,131,598 votes “Against.” There were 604,197 abstentions.

Item 7.01	Regulation FD.

The power point presentation information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.  The presentation was used by the Company at the shareholder meeting held on October 15, 2015.

The slides used in this presentation attached as Exhibit 99.1 are being furnished and not filed pursuant to Item 7.01 of Form 8-K. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company

99.1	Shareholder presentation, dated October 15, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calmare Therapeutics Incorporated

Date: October 23, 2015	By:	/s/ Conrad Mir
Name: Conrad Mir
Title: Chief Executive Officer